Nuveen California Quality Municipal Income Fund N-2ASR

Exhibit 99(j)(8)

Execution Version

AMENDMENT TO THE

AMENDED AND RESTATED MASTER CUSTODIAN
AGREEMENT BETWEEN

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON APPENDIX A
OF THE AGREEMENT

AND

STATE STREET BANK AND TRUST COMPANY

This AMENDMENT (the “Amendment”) is entered into as of the 20th of February, 2024 and effective as of the 20th of February, 2024 (the “Effective Date”), amending the Amended and Restated Master Custodian Agreement (as amended, supplemented, restated, or otherwise modified from time to time, the “Agreement”) made as of July 15, 2015 by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”) and each management investment company identified on Appendix A of the Agreement and each management investment company which becomes a party to the Agreement in accordance with the terms hereof (in each case, a “Fund” or “Funds”), including, if applicable, each series of the Fund identified on Appendix A and each series which becomes a party to the Agreement in accordance with the terms hereof.

WHEREAS, the Agreement provides that it may be amended by agreement between the parties at any time or from time to time in writing; and

WHEREAS, Custodian and the Funds wish to amend the Agreement to reflect the addition of a Fund.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Amendment and Restatement Appendix A. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the Appendix A attached to this Amendment, effective as of the Effective Date, which Appendix A may be supplemented or modified by the parties from time to time in writing, which upon execution and delivery shall form a part of the Agreement.

2.	Defined Terms. Terms used in this Amendment but not defined herein shall have the meaning ascribed to them in the Agreement.

3.	One Agreement. Except as amended herein, no other terms or provisions of the Agreement are amended or modified by this Amendment. Upon the execution of this Amendment, this Amendment and the Agreement shall form one agreement.

4.	Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Amendment. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

5.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the choice of law set forth in the Agreement (excluding the law thereof which requires the application of or reference to the law of any other jurisdiction).

[Remainder of Page Intentionally Left Blank]

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Confidential (C)

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above

STATE STREET BANK AND TRUST COMPANY	EACH OF THE MANAGEMENT INVESTMENT COMPANIES AND SERIES SET FORTH ON APPENDIX A HERETO

Signed on its behalf:		Signed on its behalf:

By:	/s/ Douglas Minasian	By:	/s/ E. Scott Wickerham
(Authorized Signatory)		(Authorized Signatory)

Name: Douglas Minasian		Name: E. Scott Wickerham

Title: Managing Director		Title: SMD, Head of Fund Administration

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APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of February 20, 2024)

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen AMT-Free Municipal Credit Income Fund f/k/a Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund*

Nuveen AMT-Free Municipal Value Fund*

Nuveen AMT-Free Quality Municipal Income Fund f/k/a Nuveen AMT-Free Municipal Income Fund*

Nuveen Arizona Quality Municipal Income Fund f/k/a Nuveen Arizona Premium Income Municipal Fund*

Nuveen California AMT-Free Quality Municipal Income Fund f/k/a Nuveen California AMT-Free Municipal Income Fund*

Nuveen California Municipal Value Fund f/k/a Nuveen California Municipal Value, Inc.*

Nuveen California Quality Municipal Income Fund f/k/a Nuveen California Dividend Advantage Municipal Fund*

Nuveen California Select Tax-Free Income Portfolio*

Nuveen Core Equity Alpha Fund

Nuveen Core Plus Impact Fund (effective March 15, 2021)

Nuveen Credit Strategies Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund

Nuveen Dynamic Municipal Opportunities Fund*

Nuveen Emerging Markets Debt 2022 Target Term Fund

Nuveen Enhanced Floating Rate Income Fund

Nuveen Enhanced High Yield Municipal Bond Fund f/k/a Nuveen Strategic Municipal Credit Fund *

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Georgia Quality Municipal Income Fund f/k/a Nuveen Georgia Dividend Advantage Municipal Fund 2*

Nuveen Global High Income Fund

Nuveen Corporate Income 2023 Target Term Fund f/k/a Nuveen High Income 2023 Target Term Fund

Nuveen Corporate Income November 2021 Target Term Fund f/k/a Nuveen High Income November 2021 Target Term Fund

Nuveen Intermediate Duration Municipal Term Fund*

Nuveen Intermediate Duration Quality Municipal Term Fund*

Nuveen Loan Opportunities Fund

Nuveen Massachusetts Quality Municipal Income Fund f/k/a Nuveen Massachusetts Premium Income Municipal Fund*

Nuveen Minnesota Quality Municipal Income Fund f/k/a Nuveen Minnesota Municipal Income Fund*

Nuveen Missouri Quality Municipal Income Fund f/k/a Nuveen Missouri Premium Income Municipal Fund*

Nuveen Mortgage and Income Fund f/k/a Nuveen Mortgage Opportunity Term Fund

Nuveen Multi-Asset Income Fund

Nuveen Multi-Market Income Fund

Nuveen Municipal 2021 Target Term Fund*

Information Classification: Limited Access

Confidential (C)

Nuveen Municipal Credit Income Fund f/k/a Nuveen Enhanced Municipal Credit Opportunities Fund*

Nuveen Municipal Credit Opportunities Fund*

Nuveen Municipal High Income Opportunity Fund*

Nuveen Municipal Income Fund, Inc.*

Nuveen Municipal Income Opportunities Fund*

Nuveen Municipal Value Fund, Inc.*

Nuveen NASDAQ 100 Dynamic Overwrite Fund

Nuveen New Jersey Quality Municipal Income Fund f/k/a Nuveen New Jersey Dividend Advantage Municipal Fund*

Nuveen New York AMT-Free Quality Municipal Income Fund f/k/a Nuveen New York AMT-Free Municipal Income Fund*

Nuveen New York Municipal Value Fund f/k/a Nuveen New York Municipal Value Fund, Inc.*

Nuveen New York Quality Municipal Income Fund f/k/a Nuveen New York Dividend Advantage Municipal Fund*

Nuveen New York Select Tax-Free Income Portfolio*

Nuveen Ohio Quality Municipal Income Fund f/k/a Nuveen Ohio Quality Income Municipal Fund*

Nuveen Pennsylvania Quality Municipal Income Fund f/k/a Nuveen Pennsylvania Investment Quality Municipal Fund*

Nuveen Preferred and Income 2022 Term Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred & Income Opportunities Fund f/k/a Nuveen Preferred Income Opportunities Fund

Nuveen Preferred & Income Securities Fund f/k/a Nuveen Preferred Securities Income Fund

Nuveen Quality Municipal Income Fund f/k/a Nuveen Dividend Advantage Municipal Fund*

Nuveen Real Asset Income and Growth Fund

Nuveen Real Estate Income Fund

Nuveen S&P 500 Buy-Write Income Fund

Nuveen S&P 500 Dynamic Overwrite Fund

Nuveen Select Maturities Municipal Fund*

Nuveen Select Tax-Free Income Portfolio*

Nuveen Senior Income Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Taxable Municipal Income Fund f/k/a Nuveen Build America Bond Fund

Nuveen Variable Rate Preferred & Income Fund

Nuveen Virginia Quality Municipal Income Fund f/k/a Nuveen Virginia Premium Income Municipal Fund*

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen All-American Municipal Bond Fund*

Nuveen High Yield Municipal Bond Fund*

Nuveen Intermediate Duration Municipal Bond Fund*

Nuveen Limited Term Municipal Bond Fund*

Nuveen Short Duration High Yield Municipal Bond Fund*

Nuveen Strategic Municipal Opportunities Fund*

Information Classification: Limited Access

Confidential (C)

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund*

Nuveen Colorado Municipal Bond Fund*

Nuveen Maryland Municipal Bond Fund*

Nuveen New Mexico Municipal Bond Fund*

Nuveen Pennsylvania Municipal Bond Fund*

Nuveen Virginia Municipal Bond Fund*

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California High Yield Municipal Bond Fund*

Nuveen California Municipal Bond Fund*

Nuveen Connecticut Municipal Bond Fund*

Nuveen Massachusetts Municipal Bond Fund*

Nuveen New Jersey Municipal Bond Fund*

Nuveen New York Municipal Bond Fund*

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund*

Nuveen Louisiana Municipal Bond Fund*

Nuveen North Carolina Municipal Bond Fund*

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund*

Nuveen Kentucky Municipal Bond Fund*

Nuveen Michigan Municipal Bond Fund*

Nuveen Missouri Municipal Bond Fund*

Nuveen Ohio Municipal Bond Fund*

Nuveen Wisconsin Municipal Bond Fund*

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Equity Market Neutral Fund

Nuveen Global Equity Income Fund f/k/a Nuveen NWQ Global Equity Income Fund

Nuveen Multi-Cap Value Fund f/k/a Nuveen NWQ Multi-Cap Value Fund

Nuveen Large-Cap Value Fund f/k/a Nuveen NWQ Large-Cap Value Fund

Nuveen Small-Cap Value Opportunities Fund f/k/a Nuveen NWQ Small-Cap Value Fund

Nuveen Small/Mid-Cap Value Fund f/k/a Nuveen NWQ Small/Mid-Cap Value Fund

NUVEEN INVESTMENT TRUST II, on behalf of:

Nuveen Emerging Markets Equity Fund

Nuveen Equity Long/Short Fund

Nuveen International Growth Fund

Nuveen International Value Fund f/k/a Nuveen NWQ International Value Fund

Nuveen Dividend Growth Fund f/k/a Nuveen Santa Barbara Dividend Growth Fund

Nuveen Global Dividend Growth Fund f/k/a Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen International Dividend Growth Fund f/k/a Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Symphony International Equity Fund

Nuveen Winslow International Large Cap Fund

Nuveen Winslow International Small Cap Fund

Nuveen Winslow Large-Cap Growth ESG Fund f/k/a Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Floating Rate Income Fund f/k/a Nuveen Symphony Floating Rate Income Fund

Nuveen High Yield Income Fund f/k/a Nuveen Symphony High Yield Income Fund f/k/a Nuveen Symphony Credit Opportunities Fund

Information Classification: Limited Access

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NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Global Real Estate Securities Fund

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Managed Futures Strategy Fund

Nuveen Flexible Income Fund f/k/a Nuveen NWQ Flexible Income Fund

Nuveen Preferred Securities and Income Fund f/k/a Nuveen Preferred Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of:

Nuveen Core Impact Bond Managed Accounts Portfolio

Municipal Total Return Managed Accounts Portfolio*

Nuveen Emerging Markets Debt Managed Accounts Portfolio

Nuveen High Yield Managed Accounts Portfolio

Nuveen Preferred Securities and Income Managed Accounts Portfolio

Nuveen Securitized Credit Managed Accounts Portfolio

Nuveen Ultra Short Municipal Managed Accounts Portfolio

NUVEEN INVESTMENT FUNDS, INC., on behalf of:

Nuveen Dividend Value Fund

Nuveen Global Infrastructure Fund

Nuveen Credit Income Fund f/k/a Nuveen High Income Bond Fund

Nuveen Large Cap Select Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Value Fund

Nuveen Minnesota Intermediate Municipal Bond Fund*

Nuveen Minnesota Municipal Bond Fund*

Nuveen Nebraska Municipal Bond Fund*

Nuveen Oregon Intermediate Municipal Bond Fund*

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

Nuveen Short Term Municipal Bond Fund*

Nuveen Small Cap Growth Opportunities Fund

Nuveen Small Cap Select Fund

Nuveen Small Cap Value Fund

Nuveen Strategic Income Fund

*Tax-Exempt funds eligible for an earnings credit on U.S. cash balances as of April 1, 2020

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